UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 5, 2017

Global Brokerage, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, FL 50 New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 897-7660

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Change in Registrant’s Certifying Accountant

On September 5, 2017, the Audit Committee (the “Audit Committee”) of the Board of Directors of Global Brokerage, Inc. (the “Company”) appointed Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s new independent registered public accounting firm for its fiscal year ending December 31, 2017, effective September 7, 2017. On September 5, 2017, the Audit Committee also dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective September 7, 2017.

EY’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2016 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2016 and the subsequent interim period through September 5, 2017, (i) there were no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, except that, as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (“2016 10-K”), in connection with our Form 10-Q for the quarterly period ended September 30, 2016, we identified and disclosed a material weakness in our internal control over financial reporting with regard to accounting for the non-controlling interest in FXCM Group, LLC issued to Leucadia National Corporation on September 1, 2016. A description of the material weaknesses is contained in Item 9A of the 2016 10-K. This material weakness was remediated as of December 31, 2016, and EY’s report expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2016.

On September 5, 2017, the Company provided EY with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated September 8, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2015 and 2016 and the subsequent interim period through September 5, 2017, the Company did not consult with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None
(b)	Pro forma financial information: None
(c)	Shell company transactions: None
(d)	Exhibits: Letter from EY dated September 8, 2017

Exhibit No.	Exhibit Description

16.1	Letter from EY dated September 8, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BROKERAGE INC.

	By:	/s/David S. Sassoon
		Name:	David S. Sassoon
		Title:	General Counsel

Date: September 8, 2017

Exhibit Index

Exhibit No.	Description

16.1	Letter from EY dated September 8, 2017